EXHIBIT (10.31)






               License Agreement - Sears Canada, Inc.

     THIS LICENSE AGREEMENT made in triplicate this 6th day of April, 1977, between SIMPSONS-SEARS LIMITED, a Company incorporated under the laws of Canada (hereinafter called "Sears") and CHROMALLOY PHOTOGRAPHIC INDUSTRIES LIMITED, a Company incorporated under the laws of Ontario, (hereinafter called "Licensee") which said parties, in consideration of the promises, undertakings and commitments of each party to the other as set forth herein, hereby mutually agree as follows:

1. LICENSE: Sears hereby licenses Licensee to have the privilege of conducting and operating, pursuant to the terms, provisions and conditions contained in this agreement, a photography concession department (hereinafter called "Department") in certain of Sears retail stores for the purpose of producing photographic portraits, passport photographs, photographic copy and restoration work, the sale of frames and related items, and for no other purpose whatsoever. The name of such service shall appear as "Sears Portrait Studio" in advertising and in-store signing.

2. LOCATIONS: This License Agreement authorizes Licensee to operate said photography concession departments in those retail stores of Sears as Licensee and Sears shall mutually agree in writing and as are designated in Location Approval Rider attached hereto from time to time and marked Schedule "A".

3. TERM: The initial term of this License Agreement shall be for one (1) year commencing the 6th day of April, 1977, and this Agreement shall continue to be effective from year to year thereafter, except that either party may, at any time during the initial term or any renewal thereof, by giving sixty (60) days written notice, terminate this agreement.

4. If any one or more of the premises in which said departments are located are under lease to Sears, then the rights granted to Licensee under this agreement shall also be subject to all the terms, agreements and conditions and to any cancellation privileges contained in said lease or leases and for any other shopping center agreements applicable to Sears; and in the event of termination of any such lease or leases by expiration of time, or otherwise during the continuance of this agreement, then the rights granted to Licensee under this agreement shall likewise terminate as to such department.

5.   SEARS COMMISSION:
(a) In consideration of the privilege herein granted to Licensee to conduct and operate said Department under the terms, provisions and conditions of this License Agreement, Licensee in addition to its other undertaking herein, shall pay to Sears, and Sears shall be entitled to receive from Licensee, a commission (herein called "Sears Commission") which shall be a sum equal to fifteen percent (15%) of Licensee's net sales of Sears Portrait Studio each month.

(b) NET SALES DEFINED: Licensee's said "Net Sales" are herein defined to mean gross sales of merchandise and services made in, upon or from said Department, less returns and allowances.

6. (a) SALES RECEIPTS: At the close of each business day, the amount of the gross sales of Licensee, and the returns and allowances made during said day by Licensee in, upon or from said Department shall be reported by Licensee to the head cashier of said retail store of Sears, and, when making such daily reports, Licensee shall deliver therewith to said cashier all money derived from such sales; and an account thereof shall be kept by both Licensee and Sears. Sears shall have the right to retain out of such receipts the proper amount of the Sears Commission payable hereunder together with any other sums that may be due Sears from Licensee.

     (b) SETTING OF ACCOUNTS: A setting of accounts between the parties shall be made promptly after the end of each calendar month for the receipts and any authorized credit sales of said Department during such calendar month. Sears shall have the right at any reasonable time to inspect and audit the books and records of Licensee with respect to the business conducted by Licensee in said Department. Said books and records shall be kept and maintained according to standard and generally acceptable accounting practices. The Store Manager of said retail store and Licensee may agree to make settlement at more frequent intervals.

7. CHANGES OF LOCATION: Sears shall have the right to change the location, dimensions and amount of space for said Department from time to time during the term of this License Agreement in accordance with Sears judgement as to what arrangements will be most satisfactory for the general good of all departments of its said retail store and at which said Department shall be conducted and operated hereunder. In the event Sears desires that the location of said Department be so changed Sears will, at its expense, move Licensee's Equipment used in said Department to the new location of said Department.

8. (a) CASH REGISTER: Sears shall, at its expense, furnish a cash register and stand for use in said Department during the term hereof, it being understood and agreed that such cash register shall be of a size and design satisfactory to Sears and that such cash register shall at all times be and remain the property of Sears.


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     (b)  LICENSEE'S EQUIPMENT:  Licensee shall, entirely at
its expense, install in said Department all such furniture, fixtures and equipment as may be necessary and proper for the operation of the business to be conducted therein pursuant to this License Agreement (such furniture, fixtures and equipment being herein for convenience referred to as "Licensee's Equipment"). Said Licensee's Equipment and the size, design and location thereof shall at all times be subject to Sears approval. SEARS AT ITS OWN EXPENSE WILL ERECT THE ROUGH WALLS (PERIMETER AND INSIDE) FINISHING AND DECORATING SAID WALLS, AS WELL AS INSTALLING CARPETING OR OTHER FLOORING OF THE STUDIO. If Sears arranges for the installation of any of Licensee's Equipment, or any other items which are Licensee's obligation hereunder, Licensee shall promptly reimburse Sears for the cost of the installation of such items upon receipt by Licensee from Sears of a statement therefor.

     (c) PROHIBITED LIENS: Licensee shall not allow, suffer or permit any liens, claims or encumbrances to attach to or against any of said Licensee's Equipment, or, by reason of the installation of Licensee's Equipment, to or against the premises in or upon which the same shall have installed; and in the event any lien, claim or encumbrance should attach to any such Licensee's Equipment or such premises, Licensee shall immediately take all such steps as may be necessary to cause such lien or encumbrance to be released and discharged.

     (d) CONDITIONS OF DEPARTMENT: At all times during the term hereof, Licensee shall, at its expense, keep said Department in a thoroughly clean and neat condition and shall maintain said Licensee's Equipment in good order and repair and shall make such repairs or replacements as may be deemed necessary either by Licensee or Sears.

9.   (a)  DEPARTMENT EMPLOYEES:
     (1) Licensee shall have no authority to employ persons on behalf of Sears and no employees of Licensee shall be deemed to be employees or agents of Sears, said employees at all times remaining Licensee's employees. Licensee shall have the sole and exclusive control over Licensee's labour relations policies and policies relating to wages, hours, working conditions, or conditions of employment of Licensee's employees, and the sole and exclusive right to hire, transfer, suspend, lay off, recall, promote, assign, discipline, adjust grievances and discharge said employees, provided, however, that at any time Sears so requests, Licensee will give consideration to the transfer from any Sears store of any employee who is objectionable to Sears for reasons of health, safety and/or security of Sears customers, employees or merchandise and/or whose manner impairs Sears customer relations.

     (2) Licensee agrees to assume complete responsibility for all salaries and other compensation of all of Licensee's employees and will make all necessary deductions and withholdings from said employees' salaries and other compensation, file such returns as may be required, and assumes full responsibility for the payment of any and all contributions, taxes, assessments, and agrees to meet all other Federal and Provincial requirements.

     (3) (a) Licensee further agrees and warrants that Licensee will comply with any other Federal, Provincial or Local law or regulation regarding compensation, hours of work or other conditions of employment including but not limited to Federal or Provincial laws or regulations regarding minimum compensation, overtime and equal opportunities for employment.

(b) Licensee agrees and warrants that said employees while present in Sears store will comply with any and all Federal, Provincial and Local laws, regulations and ordinances applicable to Licensee.

(c) Licensee agrees to protect, defend, indemnify and hold Sears harmless from and against all claims (including lawyers' fees and penalties) made against Sears:
     (1) by employees of Licensee for salaries and other compensation;
     (2) by employees of Licensee under the Workmen's Compensation Act of any Province, if applicable;
     (3) with regard to employees of Licensee, arising out of any party responsible therefor (including Sears):
          (i) failing to pay contributions, taxes, or assessments due under Federal or Provincial laws;
         (ii) failing to make reports or failing to comply with any other requirements of said laws;
        (iii) failing to comply with any other Federal or Provincial laws or regulations regarding compensation, hours of work or other conditions of employment including but not limited to Federal, Provincial or Local laws or regulations regarding minimum compensation, overtime and equal opportunities for employment;
         (iv) failing to comply with any other Federal,
              Provincial or Local law, regulation or
              ordinance.

10. (a) MERCHANDISE AND SERVICES: During the term hereof, Licensee shall maintain in said Department a complete stock of merchandise to be sold therein, the quantity and quality thereof being subject to the approval of Sears. The merchandise and services to be sold in said Department shall be sold to the public at reasonable prices. Licensee expressly covenants that such prices shall not exceed those of competitors for merchandise and services of a quality similar to those offered for sale in said Department and that prices shall be plainly marked on all merchandise offered for sale in said Department.

     (b) UNAUTHORIZED SALES: Licensee covenants that during the term of this License Agreement, the space occupied by said Department shall not be used for any purpose other than for the purpose expressly authorized in this License Agreement, and that no services will be rendered and no merchandise will be handled in said Department except such services and merchandise as are ordinarily rendered and handled in the conduct of such Department and which are approved as to their nature by Sears Store Manager.

     (c) CUSTOMER ADJUSTMENTS: All of the work and services performed by Licensee in said Department shall be up to a high standard of workmanship and all the merchandise sold in such Department shall be of high quality. Licensee shall at all times maintain the general policy of satisfaction or money refunded to customers and shall adjust all complaints of, and controversies with customers, with respect to said Department or to services rendered or merchandise sold therein. In any case in which said adjustment is unsatisfactory to the customer, Sears reserves and shall have the right at Licensee's expense, to make such further adjustment as Sears may deem necessary under the circumstances and any adjustment made by Sears shall be conclusive and binding upon Licensee and Licensee shall abide by and comply with such adjustment.

     (d) SEARS EMPLOYEES DISCOUNT: Such merchandise and services shall be offered for sale by Licensee to the employees of Sears at the same fifteen percent (15%) discount which Sears allows its own employees on purchases of merchandise.

     (e) CASH AND CREDIT SALES: All sales made in said Department shall be made for cash only; provided, however, that with the approval of the Store Manager or the Credit Manager of the retail store of Sears at which the Department is operated hereunder, sales may be made by Licensee on such of Sears regularly established credit plans as may be first approved by such Store Manager or Credit Manager. No part of the carrying charges which may be made by Sears in connection with any credit sale shall be payable to or credited in any way to Licensee. Licensee shall not be responsible for or charged with any credit losses on such credit sales. Licensee shall make no reference in any advertising of the service that Sears credit services are available.

     (f) CHEQUES: If cheques should be accepted by Licensee or its employees in payment for services rendered or sales made in said Department, it is agreed that any and all losses which may be sustained by reason of non-payment of such cheques upon presentment, shall be borne and charged to Licensee, and Sears shall have no liability with respect thereto.

11. (a) HOURS, RULES, NAME: Said Department shall be kept open for business and operated during the same business hours in which the said retail store of Sears is open for business except to the extent prevented by circumstances beyond the control of Sears or Licensee. In order to protect customers and the respective employees of Sears and Licensee on the store premises, Licensee agrees to conduct Licensee's operations in an honest, courteous, and efficient manner and to abide by safety rules and regulations of Sears in effect from time to time. Licensee shall not use its names or any other name in connection with conduct and operation of such Department without the consent of Sears. Licensee shall conduct said Department under the name "Sears Portrait Studio".

     (b) ACCESS TO DEPARTMENT: Licensee and Sears shall have the access to said Department at all times as said Sears retail store is open to customers for business and at all such other times as the Store Manager of said Sears retail store shall authorize and approve. Said Store Manager shall be furnished with keys too said Department and shall have access thereto at all times.

12. ADVERTISING: Licensee shall advertise and actively promote the business conducted by such Department. It is expressly understood and agreed that all signs, advertising copy and all sales promotional plans and devices which may be utilized with respect to said Department, shall be first submitted for approval to SEARS DEPARTMENT 702-0, Toronto, or to such other person said SEARS DEPARTMENT 702-0 shall designate, and Licensee further agrees that it will not issue any such advertising material or conduct any such sales promotional plan or device without such prior approval. Licensee shall at no time during this License Agreement or at any time thereafter issue any publicity or press releases regarding this License Agreement or Licensee's activities hereunder unless Licensee obtains the prior written approval of such publicity or press releases from SEARS DEPARTMENT 702-0.

13. (a) UTILITIES: Sears shall furnish, without expense to Licensee, a reasonable amount of heat, light, electric power and normal rubbish disposal for the operation of said Department at reasonable hours except when prevented by strikes, accidents, or the making of repairs to the heating, lighting and electric power systems, and except when prevented by other causes beyond the control of Sears; however, Sears shall not be liable for any injury or damage whatsoever which may arise by reason of Sears failure to furnish such heat, light and electric power, regardless of the cause of such failure, all claims for such injury or damage being hereby expressly waived by Licensee. The expense for installing light, ventilation, and power lines, which may be required in order to bring such utilities up to (but not within) such Department shall be borne and paid by Sears, and the expense of purchasing and installing all fixtures and equipment within the confines of such Department, including, but without limitation to, all necessary electrical connections for said Department, and also including the subsequent maintenance of such fixtures and equipment shall be borne and paid by Licensee.

     (b) TELEPHONE: If requested by Licensee, Sears will arrange for the furnishing of telephone service for said Department, and Licensee shall bear and pay the entire cost of the installation of the telephone equipment necessary to provide said service. Licensee shall also bear and pay the entire cost of the telephone service furnished said Department, including the prorata cost of the operation of the switchboard at said retail store.

14. LICENSEE'S PURCHASES: All purchases and contracts in connection with the conduct and operation of said Department shall be made by Licensee in its own name. Under no circumstances will Licensee make any purchases or incur any obligation or expense of any kind in the name of Sears. Licensee shall promptly pay all the obligations of such Department and will hold Sears free and harmless from any and all claims and liabilities incurred by Licensee in the conduct and operation of such Department. Upon request by Sears, Licensee shall furnish Sears with the names of all parties from whom Licensee purchases merchandise for sale in said Department, as well as the names of all other parties with whom Licensee may have any business or contractual relations in connection with the conduct of the business of said Department.

15. LICENSES, LAWS, ORDINANCES: Licensee shall, at its expense, obtain all permits and licenses which may be required under any applicable Federal, Provincial or Local law, ordinance, rule or regulation by virtue of anything done in the conduct of said Department and in the performance of this

License Agreement, and Licensee shall in the conduct of said
Department and in the performance of this License Agreement comply fully with all applicable Federal, Provincial and Local laws, ordinances, rules and regulations.

16. FEES, TAXES: Licensee shall, at its expense, pay, collect and remit or discharge all License fees, business, use, sales, or other similar or different taxes or assessments which may be charged or levied by reason of anything done in the conduct of said Department and in the performance of this License Agreement, excluding, however, all taxes and assessments applicable to Sears income from Sears Commission hereunder or applicable to Sears property.

     If the Licensee is not separately assessed by the taxing authorities, Licensee shall be responsible to Sears for that portion of taxes on the occupied area, calculation to be based on the area occupied to the total area of the demised premises assessed for such tax.

     Should the period of occupancy be less than a full taxation year, then such taxes shall be pro-rated accordingly.

17. SEARS LIEN: Licensee hereby grants and gives to Sears and Sears shall at all times have, a first charge and lien upon all of Licensee's Equipment in said Department as security for the payments herein provided to be made by Licensee to Sears, and for the due performance and observance of all the other covenants and agreements of Licensee in any of said payments or in any of Licensee's covenants herein contained, with or without notice and without in any manner affecting any other remedies that Sears may have by reason thereof, to terminate this License Agreement, to take possession of said Department and of Licensee's Equipment and all other property therein, to exclude Licensee from said Department, and at Licensee's expense, to remove from the respective premises if Sears the said property of Licensee or to purchase or to sell such of Licensee's Equipment and other property in or at said Department as may be necessary in order to pay Sears all amounts due or to become due Sears from Licensee and to cure all other defaults of Licensee hereunder.

18. (a) RIGHT TO TERMINATE ON DEFAULT OF LICENSEE: This License Agreement is not transferable by Licensee in whole or in part without Sears prior written consent. Any transfer or attempt to transfer hereof by Licensee, either expressly or by operation of law, without Sears prior written consent, shall, at the option of Sears, without any notice whatsoever, immediately terminate this License Agreement. In the event any bankruptcy or insolvency proceedings should be commenced by or against Licensee, or if any property of Licensee passes into the hands of any receiver, assignee, officer of the law or creditor, or it Licensee vacates, abandons or ceases to operate any said Department, or in any event Licensee should fail or refuses after three (3) days' written notice from Sears to comply with any agreement or conditions of this License Agreement, then, in any such event Sears shall have the right immediately to terminate this License Agreement with respect to said Department operated hereunder, with or without notice to Licensee, whereupon Sears may, at its option, enforce the rights, remedies and liens mentioned in Paragraph 16 hereof, without, however, affecting any other rights or remedies which Sears may have by reason thereof. Licensee agrees too pay and discharge all costs and expenses including, but without limitation to, Lawyer's fees, which may be incurred by Sears in enforcing the terms of this License Agreement.

     (b) RIGHT OF TERMINATION AFTER FIRE: In the event that the store of Sears at which said Department is conducted hereunder should be damaged by fire or any other casualty in such manner that the space occupied by said Department should be untenantable, this License Agreement may be terminated with respect to said Department by either party hereto, effective as of the date of the casualty, by giving to the other party written notice of such termination within twenty (20) days after the happening of such casualty. If such notice is not given, then this License Agreement shall not so terminate, but shall remain in full force and effect, and the parties hereto shall cooperate with each other so that said Department may resume the conduct of business as soon as possible after the happening of said casualty.

     (c) MUTUAL RIGHT OF TERMINATION: Either party hereto shall have the right to terminate this License Agreement with respect to said Department in any or all of the Sears retail stores designated in Location Approval Rider at any time hereafter by giving to the other party at least sixty (60) days prior written notice of such termination.

19. SEARS OPTION TO PURCHASE LICENSEE'S EQUIPMENT: In the event of the termination of this License Agreement with respect to said Department by expiration of time or otherwise, Sears shall have the right, privilege and option, but not the obligation, to purchase from Licensee, and Licensee shall convey and sell to Sears, such items of said Licensee's Equipment as Sears may designate in a written notice delivered to Licensee at least twenty (20) days prior to the effective date of such termination. The purchase price of any items which may be purchased by Sears hereunder shall be equal to the original cost of such items to Licensee less all liens and indebtedness against the same and less depreciation at the rate of ten percent (10%) per annum from the date of installation of each item so purchased until the effective date of such termination, and Licensee will give Sears good and valid bills of sale therefor.

20. REMOVAL OF LICENSEE'S EQUIPMENT: Upon the termination of this License Agreement with respect to said Department by expiration of time or otherwise, if Licensee is not then in default under this Agreement, Licensee shall, at its expense, immediately remove all of Licensee's said Equipment (except such of Licensee's Equipment as may be purchased by Sears as hereinbefore provided) from the premises of Sears and shall, without delay and at Licensee's expense, repair any damage caused by such removal.

21.  INDEMNITY BY LICENSEE:

     (a) Licensee agrees that Sears shall not be liable for any damage to Licensee or any property whatsoever of Licensee in said Department because of the alleged negligence, act of omission of Sears or of any tenant, licensee or occupant of the premises at which said Department may be located, or because of any damage caused by any casualty, including but not limited to, fire, water, snow, steam, gas, odours, in or from said store or store premises, or because of the leaking of any plumbing, or because of any accident or event which may occur in said store or upon said premises, or because of any alleged lack of repair in or about said store or store premises, or because of the alleged acts or omissions of any janitors or other persons in or about said store or store premises, Licensee hereby releasing and waiving any and all claims therefor. Sears shall not be liable for the safekeeping or safe delivery of any property of Licensee or of any customer of Licensee in or upon any of the said store premises, nor for any loss or damage thereto, by fire, theft, accident, breakage or any other cause whatsoever.

     (b) Licensee covenants that it will protect, defend, hold harmless and indemnify Sears, its directors, officers and employees, from and against any and all expenses, claims, actions, liabilities, damages and losses of any kind whatsoever (including without limitation of the foregoing, death of or injury to persons and damage to property), actually or allegedly resulting from or connected with the operation of said Department (including, without limitation of the foregoing, goods sold, work done, services rendered or products utilized therein, lack of repair in or about said Department, operation of or defects in any machinery or equipment used or located in said Department) or from the omission or commission of any act, lawful or unlawful, by Licensee or its agents or employees, whether or not such act is within the scope of the employment of such agents or employees.

22.  INSURANCE:

     (a) Licensee hereby agrees and covenants that it shall, at its sole expense, obtain and maintain during the term of this License Agreement the following policies of insurance from companies satisfactory to Sears and containing provisions and being in amounts satisfactory to Sears and adequate to fully protect Sears as well as Licensee from and against all expenses, claims actions, liabilities and losses arising out of the subjects covered by said policies of insurance:

          (1) Fire Insurance upon Licensee's fixtures, furniture, equipment and merchandise in the Department for the full insurable value thereof.
          (2) Workmen's Compensation, if applicable, and Employer's Liability Insurance (with limits of not less than $100,000) covering all persons employed or working in said Department.
          (3) Public Liability Insurance covering all expenses, claims, actions, liabilities, damages and losses arising out of the alleged death of or injury to persons and damage to property (with limits of not less than $1,000,000 inclusive) and containing a Contractual Liability endorsement expressly covering Licensee's liability to Sears assumed by Licensee in this License Agreement.

     (b) All such aforesaid policies of insurance shall expressly provide that they shall not be subject to cancellation except upon at least thirty (30) days' prior written notice to Sears. Licensee shall, if requested by Sears, furnish Sears with copies of such policies or certificates thereof. If in Sears' opinion any of said policies do not adequately protect Sears, then Sears shall have the right, at its option, to obtain additional insurance at the expense of Licensee.

23. REMEDIES CUMULATIVE: It is agreed that the remedies herein provided in case of any default or breach by Licensee of this License Agreement are cumulative and shall not affect in any manner any other remedies that Sears may have by reason of such default or breach by Licensee.

24. ASSIGNS: The provisions of this License Agreement shall be binding upon Licensee and upon Licensee's successors and assigns and shall be binding upon and inure to the benefit of Sears, its successors and assigns, it being expressly stipulated that nothing herein contained shall authorize the assignment of this License Agreement by Licensee.

25. OTHER AGREEMENTS: It is understood and agreed that this agreement shall terminate immediately, at Sears' sole option, without cost or penalty, if any claim is made that this agreement in any way contravenes any previous agreements entered into by Sears, provided that Sears shall first conduct a thorough investigation of such claim, and shall give Licensee notice of such claim and shall disclose to Licensee the results of such investigation.

26. NOTICES: All notices herein provided for or which may be given in connection with this License Agreement shall be in writing and given either in person or by certified mail with postage pre-paid or by registered mail with postage pre-paid and return receipt requested.

     If any such notice be given by Licensee to Sears, it shall be addressed to:

     Simpsons-Sears Limited,
      Attention:  Vice President Operating, D/702-0,
      222 Jarvis Street,
      Toronto, Ontario.  M5B 2B8

and if given by Sears to Licensee such notice shall be addressed to:

     Chromalloy Photographic Industries Ltd.,
      2792 Slough Street,
      Mississauga, Ontario.  L4T 1G3
      Attention:  Mr. A. Almond,
                  Executive Vice-President.

and such notices shall be deemed to have been given when deposited in the mail.

27. ENTIRE AGREEMENT: It is mutually understood and agreed that this License Agreement sets forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and that this License Agreement shall not be supplemented, modified or amended except by a written instrument signed by Licensee (or by a duly authorized officer of Licensee if Licensee is a corporation) and by a duly authorized officer or agent of Sears, and that no person has or shall have the authority to supplement, modify or amend this License Agreement in any other manner.

28. RELATIONSHIP BETWEEN PARTIES: It is understood and agreed that nothing contained in or done pursuant to this License Agreement shall be construed as creating a partnership, agency or joint venture, and, except as may be otherwise expressly provided in this License Agreement, neither party shall become bound by any representation, act or omission of the other party hereto.

29. SEARS NAME: Sears hereby grants to the Licensee, the limited right and permission to use the trademarks and tradenames "Simpsons-Sears" and "Sears", which are owned by Sears, in connection with the conduct of the Licensee's business pursuant to this Agreement. Licensee covenants and warrants that said trademarks and tradenames are and shall remain the sole and exclusive property of Sears and that Licensee shall not in any way whatsoever acquire any right or interest in such trademarks and tradenames other than expressly set forth herein. Upon the expiration or termination of this Agreement, Licensee shall cease to use the names "Simpsons-Sears" and "Sears" for any purpose whatsoever and shall promptly destroy all letterheads, advertising materials or other devices, signs, logos and similar paraphernalia which depict the "Simpsons-Sears" and "Sears" logos, or which in any way indicates that Licensee is conducting business in conjunction with Sears.

30.  HEADINGS:  The headings or title captions in this License
Agreement have been placed thereon for the mere convenience of the parties, and shall not be considered in any construction or interpretation of this License Agreement.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and affixed their seals as of the day and year first above written the corporate party or parties by its or their proper officers or agents duly authorized thereunto.


                              SIMPSONS-SEARS LIMITED


                         /s/  T. R. Hammond
                              -----------------------
                              Vice-President


                              CHROMALLOY PHOTOGRAPHIC
                                INDUSTRIES LIMITED


                         /s/  A. J. Almond
                              -----------------------
                              President

SCHEDULE "A"
------------

LOCATION APPROVAL RIDER
-----------------------

     To Licensee Agreement dated the 6th day of April, 1977, made between SIMPSONS-SEARS LIMITED (Sears) and CHROMALLOY
PHOTOGRAPHIC INDUSTRIES LIMITED (Licensee).

     Sears retail stores in which Sears authorizes Licensee to operate photography concession Department:

         Calgary-North Hill
         Edmonton-Kingsway
         Kitchener
         Sarnia
         Windsor
         Victoria

SCHEDULE "A"
------------

LOCATION APPROVAL RIDER
-----------------------

     To License Agreement dated the 6th day of April, 1977, made between SIMPSONS-SEARS LIMITED (Sears) and CHROMALLOY
PHOTOGRAPHIC INDUSTRIES LIMITED (Licensee).

     Sears retail stores in which Sears authorizes Licensee to operate photography concession departments:

          Calgary-North Hill
          Edmonton-Kingsway
          Guelph
          Kitchener
          Moncton
          Red Deer
          Saint John
          St. John's
          Sarnia
          Toronto-Markham
          Windsor
          Vancouver-Burnaby
          Vancouver-Capilano
          Vancouver-Harbour Centre
          Vancouver-Richmond
          Vancouver-Surrey
          Victoria

     Schedule "A" Location Approval Rider hereby amended this
24th day of July, 1978.

                              SIMPSONS-SEARS LIMITED


                         /s/  T. R. Hammond
                              ------------------------
                              Vice-President


                              CHROMALLOY PHOTOGRAPHIC
                                INDUSTRIES LIMITED


                         /s/  A. J. Almond
                              ------------------------
                              President

SCHEDULE "A"
------------

LOCATION APPROVAL RIDER
-----------------------

     To License Agreement dated the 6th day of April 1977, made between SIMPSONS-SEARS LIMITED (Sears) and CHROMALLOY
PHOTOGRAPHIC INDUSTRIES LIMITED (Licensee).

     Sears retail stores in which Sears authorizes Licensee to operate Photography Concession Departments:

          Calgary-Chinook Centre
          Calgary-North Hill
          Chilliwack
          Cornwall
          Edmonton-Bonnie Doon
          Edmonton-Kingsway
          Guelph
          Hamilton-Centre
          Kamloops
          Kelowna
          Kitchener
          Lethbridge
          Moncton
          Ottawa-Carlingwood
          Ottawa-Hull
          Prince George
          Red Deer
          Saint John
          St. John's
          Sarnia
          Thunder Bay
          Toronto-Markham
          Toronto-Mississauga
          Toronto-Newmarket
          Vancouver-Burnaby
          Vancouver-Capilano
          Vancouver-Harbour Centre
          Vancouver-Richmond
          Vancouver-Surrey
          Victoria
          Windsor

     Schedule "A" Locatio Approval Rider hereby amended this
27th day of February, 1980.

                              SIMPSONS-SEARS LIMITED


                         /s/  T. R. Hammond
                              ------------------------
                              Vice-President


                              CHROMALLOY PHOTOGRAPHIC
                                INDUSTRIES LIMITED


                         /s/  Lynette King
                              ------------------------
                              President